BAML 2014 Global Real Estate Conference

September 10, 2014


4570

RELIABLE. ANSWERS.

Duke REALTY

Contents



Strategy for Delivering Shareholder Value

Continued improvement in asset quality

- Industrial – Grow the overall portfolio mainly through development and select strategic acquisitions
- Office – Continue to prune selective assets and selective development on our land
- MOB – Continue to grow through development

Grow earnings (FFO) & cash flow (AFFO)

- Continued improvement in occupancy to historic peak levels
- Improved rent growth through rental rate increases and annual escalations
- Continued focus on minimization of capital expenditures
- Value creation through delivery of development projects and monetization of land


ASSET STRATEGY
OPERATIONS STRATEGY
CAPITAL STRATEGY

Continue to improve overall leverage profile

- Fund development with net dispositions, and equity when appropriate
- Balance debt maturities
- Reduce weighted average borrowing costs







ASSET STRATEGY

Superior Asset Quality

- Highest quality portfolio of large, modern bulk industrial assets in key distribution markets
- Best in class MOB development platform and portfolio, with newest properties and highest hospital system credit
- Suburban office portfolio projected to approximate 20% by year end
  - Much of office portfolio now in growth markets such as Raleigh, South Florida and Nashville
- Built-in annual rent escalations fueling same property growth


1009

ASSET STRATEGY
INDUSTRIAL PORTFOLIO

Industrial Strategy

- Leverage 40 years of industrial operating and development experience as primary driver of company growth
- Focus on larger, modern bulk distribution product which results in higher credit quality tenants with fewer overall tenants to manage
- Geographic strategy focused on major markets in key trucking, rail and shipping corridors
- Growing NOI stream with contractual rent escalations and increasing rental rates on rollover; capture improving market rent growth; low capex
- Leverage expertise in e-commerce and supply chain reconfiguration along with key long term relationships with national tenants
- Utilize land positions in existing markets to grow platform through higher yield development

Premier Quality Industrial Portfolio

Building Size Breakdown



<100K SF: 8%
8 Million Total SF
>500K SF: 39%
43 Million Total SF
59 Million Total SF
100K-500K SF: 53%

Average Tenant Size

(in square feet)



22K
85K
439K
<100K SF
100K-500K SF
>500K SF
I----------------Building Size--------------I

Occupancy



93.2%
94.0%
97.5%
<100K SF
100K-500K SF
>500K SF
I-------------Building Size------------I

Note: All figures represent in-service population at pro rata ownership share

Total Industrial Portfolio – Peer Comparison

U.S. Industrial Exposure

(in millions of square feet)



< 100K SF
100K-500K SF
> 500K SF
252
44
148
60
PLD
110
8
59
43
DRE
77
15
40
22
LPT
69
10
42
17
DCT
64
19
31
14
FR
35
2
27
6
STAG
33
17
15
1
EGP

Source: Estimates based on pro rata ownership percent of domestic, industrial-only facilities per Q2 supplemental reports. Building count by size strata estimate per CoStar database and applying estimated owner share factor, September 2014.

Average Building Size

(000's square feet)



77
96
159
160
171
227
259
EGP
FR
DCT
PLD
LPT
STAG
DRE

Source: Estimates based on domestic, industrial-only facilities per Q2 2014 company supplementals. No adjustment for partial property ownership interests.

Average Building Age

(in years)



DRE
12
LPT
15
DCT
20
PLD
20
EGP
20
FR
24
STAG
27

Source: Per CoStar database based on wtd avg RBA, bulk and flex categories, September 2014. DRE per internal records. No adjustment for partial property ownership interests.

Industrial Portfolio Transformation

Evolution of Industrial Geographic Concentration



Seattle
Northern California
Southern California
Phoenix
Minneapolis
Chicago
Indianapolis
St. Louis
Columbus
Cincinnati
Nashville
Dallas
Houston
Atlanta
Savannah
Central Florida
South Florida
Pennsylvania
New Jersey
Baltimore
Washington DC
Raleigh

Note: Does not account for DRE "Other East" and "Other Midwest" markets. Basis at owner share in investment $ dollars basis

- 2009 Concentration
- 2014 Q2 Concentration

< $100MM | $100MM – $150MM | $150MM – $200MM | $200MM – $300MM | $300MM – $450MM | > $450MM

- Increased the size of industrial portfolio by adding over $2.7B of new industrial investments
- Improved the quality and number of regions.
- Tier 1 market NOI:

Chicago	10.5%
Dallas	8.7%
Atlanta	5.9%
Pennsylvania	3.5%
So. Cal.	2.7%
New Jersey	1.9%
	33.2%

Big Box : Strong Rent Growth and E-Commerce Trends

Strong Market Rent Growth Momentum



Rent Index (11Q2=100)
114
112
110
108
106
104
102
100
98
11Q2
11Q4
12Q2
12Q4
13Q2
13Q4
14Q2
14Q4
15Q2
15Q4
Duke markets
Big Box
Duke markets
all sizes &
CoStar Forecast
Duke markets
Small Box
Non- Duke
markets Big Box

- Market rent growth continues to accelerate. Projections are 3.1% average annual growth through 2017
- Big box continues to outperform
- Duke Realty market rent growth outperforming the PPR54
- Duke Realty actual net effective rent growth for industrial trending up: +9.0% for Q2 2014

E-Commerce Sales Growth Very Strong



Annual Sales Growth
35%
25%
15%
5%
(5%)
02
03
04
05
06
07
08
09
10
11
12
13
14
E-commerce sales growth
Overall retail sales growth

As of September 2014. E-commerce and retail sales figures are 4Q rolling avg, total retail ex-autos, gas and fuel per CoStar; Duke markets are 22 of CoStar54. Industrial categories are "Logistics" properties only, 1990 or newer; Big Box 100K SF+; Small Box <100K SF

- E-commerce sales growth currently growing at a double digit rate over conventional retail
- E-commerce currently 9% of all retail sales, expected to trend towards 20% by 2020
- Duke Realty a leading national facility operator/developer to major users of modern bulk industrial space


10344
PPI

ASSET STRATEGY
OFFICE PORTFOLIO

Office Strategy

- Expect portfolio exposure (on NOI) to approximate 20% by year-end 2014
- Continue to sell older, non-strategic assets and opportunistic sales of select lower cap rate assets to take advantage of market dynamics
- Develop portion of remaining office land bank primarily with build to suit projects
- Capitalize on improving economy and quality assets by leasing up portfolio to historic levels





Office Portfolio Transformation

Evolution of Office Geographic Concentration



Minneapolis-St. Paul
Chicago
Indianapolis
St. Louis
Cleveland
Columbus
Cincinnati
Washington DC
Nashville
Raleigh
Atlanta
Dallas
Houston
Central Florida
South Florida

Note: Does not account for DRE "Other East" markets. Basis at owner share in investment $ dollars basis

- 2009 Concentration
- 2014 Q2 Concentration

< $100MM | $100MM – $150MM | $150MM – $200MM | $200MM – $300MM | $300MM – $450MM | > $450MM

- Reduced the size of office portfolio by disposing of over $2.4B of investments
- Reduced exposure to markets such as:
  - Atlanta
  - Cincinnati
  - Chicago
  - Columbus
  - Minneapolis-St. Paul

Office Portfolio Evolution – Key Metrics

70% of Office NOI in attractive high growth markets and submarkets where DRE has dominant position

	Total Percent of Office NOI	Current Occupancy	Avg Age (years)
Highest Quality Assets in Stable and Growing Markets			
Raleigh	18%	93%	11
Indianapolis	21	94	14
South Florida	12	93	13
Nashville	9	93	11
Atlanta	4	93	8
Houston / Dallas	4	100	3
Central Florida	2	91	10
Subtotal	**70%**	**93%**	**12**
More Challenging Markets with Mixed Asset Quality			
Cincinnati	8%	80%	25
Washington D.C.	9	79	14
St. Louis	11	83	24
Cleveland / Other	2	71	25
Subtotal	**30%**	**79%**	**20**
Total	**100%**	**88%**	**16**


800
CLINIC

ASSET STRATEGY
MEDICAL OFFICE PORTFOLIO

Medical Office Platform Enhances Risk-adjusted Returns

- Growth industry with recession resistant performance
- Best in class development team able to produce consistent development opportunities through economic cycles
- Substantially all on-campus or aligned with major hospital systems
- Long term leases averaging nearly 13 years
- Consistent NOI growth with typical leases including 2-3% annual net rent escalations and expense increase pass-throughs

Medical Office Portfolio

	In-Service	Under Development	Total
Properties	66	7	73
Investment $	$1.3 B	$115 M	$1.4 B
Square Feet	5.4 M	353 K	5.8 M
Leased Occupancy	94%	91%	94%

As of 6/30/14


MOB
Off-Campus
3%
MOB Aligned w/
Health System
21%
MOB
On-Campus
76%

Investment by product type

Top Health System Relationships

High Quality, Growing Cash Flow and Strong Development Opportunities

Health System	Credit Rating (Moody's)	Rentable SF	% of Total Square Feet
Veterans Administration	Aaa	224,000	3.9%
Ascension Health	Aa2	443,000	7.7%
Health & Hospital Corp Marion County	Aa1	274,000	4.8%
Baylor Scott & White	Aa2	834,000	14.5%
Catholic Health Initiatives	A1	352,000	6.1%
Carolinas Health	Aa3	190,000	3.3%
Adventist Health	Aa2	184,000	3.2%

Overall 54% of space leased to "A" or better rated tenants

Lease Expirations

(% of MOB In-Service Sq. Ft.)


2%
1%
4%
3%
7%
6%
10%
2014
2015
2016
2017
2018
2019
2020
As of 6/30/14

Best in Class Medical Office Platform

Peer Comparison

Bold = #1 in metric	DRE	HCN	HCP	HR	HTA	VTR
Portfolio Size						
Number of Properties	73	224	208	200	295	291
Square Feet (in MM's)	5.8	14.8	14.3	14.2	14.6	16.5
Total Investment (in $MM's)	$1,413	$3,608	$2,720	$3,202	$3,194	$3,565
Operating Statistics						
Average Age [1]	**6 yrs**	12 yrs	21 yrs	--	11 yrs	16 yrs
Square Feet / Property	**79k SF**	66k SF	69k SF	71k SF	49k SF	57k SF
Est'd Annualized NOI $ / SF	**$18.0**	$17.9	$15.2	$16.5	$17.1	$16.7
In-Service Occupancy	93.9%	**94.5%**	90.7%	86.1%	91.5%	93.0%
Same Prop NOI Growth	**6.5%**	2.1%	2.2%	2.1%	3.1%	3.8%
% of MOB's On-Campus / Aligned [2]	**97.4%**	89.7%	94.5%	88.2%	96.0%	96%

Sources: Company filings as of Q2 2014

Notes
1. Average age per disclosure or weighted on average investment basis per latest 10K filing
2. On-Campus / Aligned refers to a property that is 1) located on or adjacent to a healthcare system, 2) off-campus and leased 50% or more to a healthcare system, or 3) an ASC / specialty hospital with a hospital partnership interest


ACE
ACE

ASSET STRATEGY
DEVELOPMENT CAPABILITIES

Development Strategic Advantages

- 40 years of experience in development
- Land bank in strategic locations that can support approximately 53 million square feet of development (84% bulk industrial)
- Strategic relationships with national customers, with 81% of development starts since 2009 repeat business
- Fully staffed internal team involved in all aspects of development, including pre-construction and construction to deliver lowest cost projects
- Risk management policies in place to govern development pipeline size and speculative exposure

Track Record	Project Count	Investment ($ millions)	Yield[1]	Estimated Value Creation at Market Cap Rates[2]	Estimated Profit Margin
2004 – Q2 2014	252	$4,628	8.3%	$836 million	18%
June 30 Pipeline	31	722	7.4%	$153 million	21%
Total	283	$5,350	8.1%	$989 million	18%

(1) Based on final stabilized initial cash yield; (2) Value creation uses market cap rates at delivery date, sources include CBRE and internal records

Scalable Development Platform - Proven through Cycles



Development Starts
(in $ millions)
Office
Medical
Industrial
$373M Total
101
188
84
$236M Total
220
16
$130M Total
56
74
$202M Total
63
120
19
$520M Total
23
194
302
$666M Total
114
179
372
$319M Total
16
21
282
2008
2009
2010
2011
2012
2013
2014 YTD

- Medical office development was significant even during recession
- 2013 and YTD 2014 development starts expected to generate approximately $195 million of value creation with a 21% profit margin

Improved Development Risk Profile



Development Pipeline
(in $ millions)
% of Gross Assets
Development Pipeline as a % of Gross Assets
16%
12%
8%
4%
0%
$188
$652
$907
$1,046
$551
$195
$148
$169
$524
$611
$722
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014 YTD

Preleased: 59% 42% 34% 51% 46% 61% **88%** **89%** **73%** **89%** **76%**

Successful Execution of Speculative Developments

Product Type	# of Projects	Value ($MM)	Occupancy at start date	Current Occupancy
Industrial	4	$82	9%	100%
Office	2	60	30%	99%
MOB	8	101	47%	87%
Totals	**14**	**$243**	**20%**	**97%**

Highly successful lease-up execution of post-2009 speculative / partially leased developments placed in service by June 30, 2014

Strong Relative Development Pipeline

Development Will Drive Value Creation and Be Immediately Accretive



Total US Pipeline Size
(in $ millions)
$763
$722
$483
$196
$65
$93
PLD
DRE
LPT
DCT
FR
EGP



Pre-lease %
44%
76%
59%
15%
29%
38%
PLD
DRE
LPT
DCT
FR
EGP

Note: Pipeline size and pre-lease % only include domestic projects under development and exclude pre-stabilized in-service developments; however, pre-lease % for PLD includes pre-stabilized developments already placed in-service due to no break-out in supplemental. Source: Q2 2014 company supplementals

2014 Industrial & Office Development Starts



Minneapolis Industrial
- Build to suit on Duke Realty land for R&B
- 486,000 SF
- 100% pre-leased for 15 year lease term



Chicago Industrial
- One BTS for Weber Grill and one speculative project on Duke Realty land
- 757,000 and 324,000 SF



Indianapolis Office
- Build to suit on Duke Realty land
- 112,000 SF
- 10 year lease term; 100% pre-leased



Columbus Industrial
- Two build-to-suits on Duke Realty land for Bon Ton and American Showa
- 744,000 SF and 305,000 SF
- 100% pre-leased; 10+ year lease terms



Indianapolis Industrial
- Speculative project on JV owned land in Airport submarket
- 936,000 SF



Dallas Industrial
- New development on Duke Realty land near DFW
- 270,000 SF
- 47% pre-leased for 7+ year lease term



New Jersey Industrial
- Speculative development on Duke Realty land
- 144,000 SF



Houston Industrial
- Two speculative developments on Duke Realty land
- 475,000 SF



Houston Industrial
- Build to suit adjacent to existing Duke properties near port of Houston
- 243,000 SF
- 10 year lease term; 100% pre-leased



Atlanta Industrial
- Build to suit expansion on Duke Realty land for Dick's Sporting Goods
- 257,000 total SF
- 11+ year lease term; 100% pre-leased

Healthcare Development Pipeline



St. Vincent's Women's MOB
- Carmel, IN
- 86,000 SF
- 84% pre-leased

Palisades Healthcare
- North Bergen, NJ
- 57,000 SF
- 86% pre-leased

TriHealth West Chester MOB
- Cincinnati, OH
- 49,000 SF
- 100% pre-leased

Baylor Healthcare – 2 Facilities
- Dallas, TX
- 55,000 total SF
- 100% pre-leased



Centerre Baptist Rehab Hospital
- Memphis, TN
- 53,000 SF
- 100% pre-leased



Bethesda Specialty Hospital
- Cincinnati, OH
- 54,000 SF
- 100% pre-leased

Development Spotlight Baltimore: In-fill Redevelopment

Chesapeake Commerce Center

- 184 acre site that was originally a GM auto assembly plant
- Duke Realty acquired in 2006
- Required extensive site demolition, remediation and clean-up; 96% of demolished material recycled
- Adjacent to Port of Baltimore and I-95 with rail access
- Original development capacity of nearly 3 million SF of primarily industrial


Downtown Baltimore
Chesapeake Commerce Center
Dundalk
Brooklyn
Brooklyn Park


Pre-2006, GM Assembly Plant


Q3 2007 – Site Demolition & Remediation Complete
AMAZON SITE
95

Development Spotlight Baltimore: Build-out & Value Creation

- Development launched in mid-2007 with two speculative distribution facilities totaling 460,000 SF. Both facilities 100% leased within 10 months of delivery
- In 2008 sold 27 acres of land for a 51% gain
- In late 2012, began conversations with Amazon about site capabilities to accommodate at least 1 million SF of distribution space at the site
- Q3 2013 Amazon executed lease agreement and BTS development for 1 million SF facility; Q1 2014 Amazon executes second lease and BTS for 345,000 SF facility
- 1.8 million SF of modern bulk facilities developed. **$44 million of value created; 33% development margin over costs**


Site Plan
Under Construction
Under Construction
(see aerial below)
CSX Railroad
Norfolk Southern
Seagirt Marine Terminal


Amazon BTS II
350,000 SF
15 Year Lease
Amazon BTS I - 1m SF, 15 Year Lease

Strategic Land Bank to Drive Growth

HELD FOR DEVELOPMENT



Office
34%
$525[1]
million
Industrial
66%

1) Includes our share of JV land ($62MM) and excludes held for sale ($78MM)

- Strategically located in key distribution markets and vibrant commercial corridors
- Cost feasibility and development strategies completed for all land investments; Land fully zoned for intended use
- Since 2012, sales from non-strategic parcels of $71 million at a 25% gain over book basis and monetized $96 million for development
- Monetized on average $111 million per year from sales and development since 2004

	Developable Square Feet		
	Industrial	Office	Primary Markets
Midwest	24.0	3.0	Indianapolis, Chicago, Cincinnati, Columbus, Minneapolis, & St. Louis
East	2.2	1.6	New Jersey, Baltimore, Raleigh and Washington D.C.
Southeast	11.0	2.5	Atlanta, Central Florida, South Florida and Nashville
Southwest	7.6	0.7	Phoenix, Dallas and Houston
Total	**44.8 million SF**	**7.8 million SF**	



OPERATING STRATEGY

Operational Success and Future Growth Opportunities

- Completed asset repositioning into higher quality, higher rental rate growth assets with minimal FFO per share dilution and annual growth in AFFO per share (**6% CAGR**)
- Proven same property NOI outperformance, well positioned for continuing same property growth through (a) occupancy upside, (b) embedded rent escalations, and (c) improving rental rate growth (7.7% YTD 2014 growth on renewal rents)
- Ability to push industrial rents because of occupancy and asset quality
- 2014 expected AFFO payout ratio of 72%, and current AFFO multiple of approximately 19x at the low end of sector and well positioned for continued growth
- Continue to take advantage of low cap rate environment by further pruning of portfolio to fund development and de-lever

Historical Occupancy Supports Additional Upside


96.7%
95.6%
Dec '06
95.8%
June '06
93.9%
95.3%
94.5%
June '07
92.6%
June '07
87.7%
Q2 2014 Occupancy
Peak Occupancy
Bulk Industrial
Medical Office
Suburban Office
Total Portfolio

Note: Peak occupancy represents Stabilized or In-Service properties greater than 1 year, to adjust for merchant development program between 2005 and 2007. Q2 2014 occupancy represents Total In-Service portfolio.

Improving Operating Performance

Strong Cash Flow Growth and Payout Ratio



$'s per share
0.95
0.85
0.75
92%
82%
72%
AFFO Payout Ratio
89%
87%
82%
76%
72%
$0.76
$0.78
$0.82
$0.90
$0.95
2010
2011
2012
2013
2014E
AFFO/Share
AFFO Payout Ratio

Steady Same Property NOI Growth



+0.9%
+3.2%
+2.5%
+3.7%
+3.5%
2010
2011
2012
2013
2014
Note: On a TTM Basis

Peer AFFO Payout Ratio Analysis



Office Average: 85%
Industrial Average: 81%
74%
94%
88%
72%
51%
59%
83%
81%
91%
97%
105%
BDN
HIW
PKY
DRE
FR
PSB
DCT
EGP
STAG
PLD
LPT
Source: SNL 2014 consensus, DRE at guidance mid-point

Accelerating Rent Growth

(Represents growth in annual net effective rent on renewal leases)



Portfolio
Industrial Only
-4.8%
-4.7%
-0.9%
-3.4%
1.5%
1.8%
3.1%
4.3%
7.7%
8.7%
2010
2011
2012
2013
2014 YTD

Consistent NOI Growth Outperformance



Duke Realty (4)
Suburban Office Peer (1,2)
Industrial Peers (1,3)
Annual Same-Store NOI Growth
4.0%
3.0%
2.0%
1.0%
0.0%
(1.0%)
(2.0%)
1.5%
3.5%
(0.3%)
3.4%
(0.8%)
1.8%
5-Year Avg.
1-Year Avg.

Sources SNL and company filings

Notes

1. Based on simple average of calendar year-over-year annual same-property cash NOI growth. Five year analysis measures 2009 - 2013
2. Suburban Office Peers include BDN, HIW, LPT, and PKY; weighted by historical market cap
3. Industrial Peers include AMB, DCT, EGP, FR, PLD, PSB, and STAG, AMB data for 2010 and 2009, merged PLD thereafter; weighted by historical market cap
4. DRE is as of 6-30-14



CAPITAL STRATEGY

Balance Sheet Quality

- Continue to delever through assets sales and ATM to fund highly pre-leased development pipeline
- Improved portfolio quality generating cash flow growth and improved coverage metrics
- Well balanced annual debt maturities
- Significant liquidity with $850 million LOC with little to no borrowings and low near-term maturities
- Rated Baa2 by Moody's and BBB by S&P

Key Capital Metrics

	2013 Actual	Q2 2014 Actual	Q4 2014 Forecast
Debt to Gross Assets	46%	44%	**< 45%**
Debt + Preferred to Gross Assets	50%	48%	**< 50%**
Fixed Charge Coverage Ratio	2.1:1 (1)	2.4:1 (2)	**2.5:1** (2)
Debt + Preferred / EBITDA	7.7 (1)	7.2 (2)	**≤ 7.0** (2)

(1) TTM (2) Most recent quarter annualized.

- Investment grade rated debt (Baa2/BBB) for over 16 years with proven access to multiple capital sources
- Recent rating upgrades demonstrate commitment to improved leverage profile

Balanced Debt Maturities


($ in millions)
Only 39% of debt matures in the next three and a half years
$103
$463
$564
$ 656
$ 559
$1,996
2014
2015
2016
2017
2018
Thereafter
Weighted Avg Interest Rate
2.10%
6.49%
5.97%
5.87%
4.04%
5.52%
JV Debt
Secured Debt
Unsecured Debt

Solid Credit Ratings Relative to Peers

	High BBB	Mid BBB	Low BBB	Non-Investment Grade
LPT	Moody's	S&P		
PLD	Moody's, S&P			
PSB	S&P	Moody's		
DRE		**Moody's, S&P**		
EGP		Moody's, Fitch		
HIW		Moody's, S&P		
DCT		Moody's	S&P	
BDN			Moody's, S&P	
STAG			Fitch	
FR			S&P	Moody's
PKY (not rated)				

Note: Fitch listed as second rating if both Moody's and S&P do not rate the firm. Stag is only rated by Fitch; Source:JP Morgan Credit Research, August 2014

WHY DUKE REALTY

Valuation Statistics – Undervalued on Relative Basis

Price / 2014E FFO



Office Average: 13.5x
Industrial Average: 17.4x
14.8x
14.6x
11.2x
15.8x
22.2x
18.9x
17.0x
16.9x
16.2x
16.0x
14.7x
PKY
HIW
BDN
DRE
PLD
EGP
PSB
DCT
FR
STAG
LPT

Price / 2014E AFFO



Office Average: 22.4x
Industrial Average: 23.0x
23.9x
23.2x
20.2x
19.3x
29.5x
24.4x
24.2x
24.0x
22.7x
19.8x
16.3x
PKY
HIW
BDN
DRE
PLD
EGP
PSB
DCT
FR
LPT
STAG

Total Market Cap ($ in billions)



Office Average: $5.1
Industrial Average: $8.1
Industrial Median: $4.1
$32.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$6.1
$5.6
$3.6
$11.2
$31.2
$8.9
$4.3
$4.1
$3.5
$3.0
$2.0
HIW
BDN
PKY
DRE
PLD
LPT
DCT
PSB
FR
EGP
STAG

Implied Cap Rate (1)



Office Average: 6.5%
Industrial Average: 6.2%
7.0%
6.3%
6.2%
6.6%
6.9%
6.7%
6.6%
6.2%
5.7%
5.6%
5.4%
BDN
HIW
PKY
DRE
LPT
FR
STAG
PSB
DCT
PLD
EGP

KEY: Office: BDN=Brandywine; HIW=Highwoods; PKY=Parkway; Industrial: DCT=DCT Industrial Trust; EGP=Eastgroup; FR=First Industrial; LPT=Liberty; PLD=Prologis; PSB= PS Business Parks; STAG= STAG Industrial. Data source: SNL Financial, 9/3/14

(1) Based on Street Research from 8/29/14 and 8/14/14

2014 Range of Estimates

$ in millions

Metrics	2013 Actual	Pessimistic	Optimistic	Key Assumptions
Core FFO per share	$1.10	$1.15	$1.19	- Raised and narrowed from previous $1.12 to $1.18 - Continued improvement in operating fundamentals - Development project deliveries and improved development starts
Core AFFO per share	$0.90	$0.93	$0.97	- Low end raised $0.02 - Continued benefits from asset repositioning strategy
Average Occupancy (In-Service)	93.3%	93.75%	94.75%	- Low end of range increased 0.50% - Remaining expirations only 3% of portfolio; positive market fundamentals
Same Property NOI Growth	3.7%	2.0%	4.0%	- Occupancy growth slowing and improved rental rate assumptions - Volume and timing of dispositions
Building Acquisitions	$555	$100	$200	- Reduced from prior range of $150 to $300 million - Aggressive pricing in market
Building Dispositions	$877	$600	$800	- Increased from prior range of $500 to $700 million - Further improved disposition environment for office - Continue to prune remaining office and retail and select industrial
Land Sale Proceeds	$52	$30	$50	- Selling identified non-strategic parcels - Demand improving
Development Starts	$666	$500	$600	- Increased from prior range of $350 to $450 million - Comprised mainly of industrial and medical office - Substantially pre-leased
Service Operations Income	$27	$16	$22	- Consistent with fourth quarter 2013 levels
General & Administrative expense	$43	$44	$40	- Continued efficiency gains

Why Duke Realty?

- ✓ Talent and Leadership with Proven Ability to Execute
- ✓ Superior Asset Quality
- ✓ Strategically Located Land Bank and Experienced Development Capabilities
- ✓ Proven Operational Success and Future Growth Opportunities
- ✓ Balance Sheet Strength
- ✓ Relative Value vs. Peers
- ✓ Top Tier Corporate Governance*

*ISS Quickscore launched in 2013 based on four "pillars" - Board Structure, Shareholder Rights, Compensation and Audit, which roll up scores from over 50 variables. For 2013 and 2014, DRE score ranked in top 10% of the Russell 3000 (excluding S&P 500 firms). For REIT sector, a leading research firm ranked DRE's composite corporate governance score in the 87th percentile on average 2010 -2014.

Forward-Looking Statement

This slide presentation contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.

Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in our most recent quarter supplemental report, which is available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.